EXHIBIT 10(ab)

                       FIFTH AMENDMENT

                             TO

                 REVOLVING CREDIT AGREEMENT


          Fifth Amendment, dated as of January 13, 1995, to the Revolving Credit Agreement, dated as of January 14, 1994, as amended prior to the date hereof (as so amended, the "Credit Agreement"), among MERRY-GO-ROUND ENTERPRISES, INC., a Maryland corporation ("MGRE"), MGR DISTRIBUTION CORPORATION, a Maryland corporation ("MGRD", and together with MGRE, collectively, the "Borrowers" and individually, a "Borrower"), MGRR, INC., a Delaware corporation (the "Guarantor"), the financial institutions from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT"), as agent for the Lenders (in such capacity, the "Agent").

          The Borrowers, the Guarantor, the Agent and the Lenders desire to amend the Credit Agreement on the terms and conditions hereinafter set forth. Accordingly, the Borrowers, the Guarantor, the Agent and the Lenders hereby agree as follows:

          1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

          2. Eligible Inventory. The definition of the term "Eligible Inventory" in Section 1.01 of the Credit
Agreement is hereby amended by (i) deleting the word "and" at the end of clause (iii) thereof, (ii) redesignating the existing clause (iv) thereof as new clause (v) thereof, and
(iii) adding the following new clause (iv):

               "(iv) it is not Inventory that is or was Merchandise (as defined in the GOB Sales
               Agreement) to be sold pursuant to the
               terms of the GOB Sales Agreement and the GOB Sales Order or that is designated by the Borrowers to be sold pursuant to any going-out-of-business sale; and"

          3. New Definitions. The following definitions of the terms "GOB Sales Order", "GOB Sales Accounts", "GOB
Sales Agreement" and "Inventory Liquidator" are is hereby added to Section 1.01 of the Credit Agreement:

               "'GOB Sales Order' shall mean the Order
               of the Bankruptcy Court Authorizing
               Store Closings at Certain Retail
               Locations and the Retention of an
               Inventory Liquidation Agent."
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               "'GOB Sales Accounts' shall mean the
               deposit accounts in the name of MGRE,
               for which the Inventory Liquidator has
               the sole signature authority, into which the Proceeds (as defined in the GOB
               Sales Agreement) of the going-out-of-
               business sales conducted pursuant to the GOB Sales Order and the GOB Sales
               Agreement shall be deposited."

               "'GOB Sales Agreement' shall mean the
               Agreement dated January 10, 1995 between the Inventory Liquidator and MGRE."

               "'Inventory Liquidator' shall mean
               Gordon Brothers Partners, Inc."

          4.   Collections and Cash Concentration Account
Arrangements. Section 5.02 of the Credit Agreement is hereby amended in its entirety to read as follows:

               "5.02.  Collections and Cash
               Concentration Account Arrangements.  All
               cash of the Borrowers and the Guarantor,
               all proceeds from the sale of the
               Inventory of the Borrowers and all
               proceeds of Collateral shall be
               deposited in Depository Accounts or
               Collection Accounts established by the
               Borrowers and the Guarantor in the
               ordinary course of business consistent
               with past practice, provided that the
               Proceeds (as defined in the GOB Sales
               Agreement) of all going-out-business
               sales conducted pursuant to the GOB
               Sales Order and the GOB Sales Agreement
               shall be deposited in the GOB Sales
               Accounts.  Pursuant to the customary
               operating procedures of the Borrowers
               and the Guarantor and the financial
               institutions maintaining the Depository
               Accounts, all funds contained in the
               Depository Accounts shall be transferred
               promptly to the Collection Accounts or
               the Cash Concentration Account.
               Pursuant to agreements ("Collection
               Account Agreements") in form and
               substance reasonably satisfactory to the
               Agent, or other similar arrangements,
               all funds contained in the Collection
               Accounts shall be transferred promptly
               into the Cash Concentration Account.
               Except with respect to Proceeds (as
               defined in the GOB Sales Agreement), any
               collection by the Borrowers and the
               Guarantor of cash and proceeds of the
               sale of the Inventory of the Borrowers
               shall be made for the Agent, and the
               Borrowers shall receive all payments
               thereon as the Agent's
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               trustee, and immediately transfer all
               such payments into the Cash
               Concentration Account, any Collection
               Account or any Depository Account in
               their original form.  With respect to
               the Cash Concentration Account, the
               Borrowers shall, in accordance with
               Section 8.08, deliver to the Agent an
               agreement, duly executed by the
               Borrowers and the Cash Concentration
               Account Bank, in form and substance
               reasonably satisfactory to the Agent
               (the "Restricted Account Agreement"),
               authorizing and directing the Cash
               Concentration Account Bank to remit all
               amounts deposited in the Cash
               Concentration Account to the Agent or as the Agent may direct. The Agent may, at any time whether or not an Event of Default has occurred or is continuing, instruct the Cash Concentration Account
               Bank to remit all amounts deposited in
               the Cash Concentration Account to the
               Agent or as the Agent shall direct.
               Prior to providing such instructions to
               the Cash Concentration Account Bank, the
               Agent shall direct the Cash
               Concentration Account Bank to make all
               cash in the Cash Concentration Account
               available to the Borrowers for general
               corporate purposes in accordance with
               Section 2.09."

          5.   Maintenance of Accounts.

               (a)  The second sentence of Section 8.08 of
the Credit Agreement is hereby amended in its entirety to read as follows:

"Each of the Borrowers and the Guarantor agrees and covenants that all cash, all proceeds of Inventory and all proceeds of Collateral, including, without limitation, all remittances from credit card sales by the Borrowers and the Guarantor and
               excluding all Proceeds (as defined in
               the GOB Sales Agreement), shall be
               deposited in a Depository Account, a
               Collection Account or the Cash
               Concentration Account in a matter
               consistent with past practices."

               (b)  The fourth sentence of Section 8.08 of
the Credit Agreement is hereby amended in its entirety to read as follows:

               "In addition, each of the Borrowers and
               the Guarantor shall cause all
               remittances or other proceeds of credit
               card sales, other than credit card sales resulting from the sale of Merchandise
               (as defined in the GOB Sales Agreement), to be promptly transferred from the financial institution that receives such remittances or other proceeds to a Collection Account or the Cash
               Concentration Account."

          6. Liens. Section 9.03 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (g) thereof, (ii) redesignating the existing clause (h) thereof as new clause (i) thereof, and (iii) adding the following new clause (h):

               "(h)  the Lien of the Inventory
               Liquidator in the Proceeds (as defined
               in the GOB Sales Agreement) deposited in the GOB Sales Accounts pursuant to the terms of the GOB Sales Agreement and the GOB Sales Order; and"

          7. Disposition of Assets. Section 9.09 of the Credit Agreement is hereby amended by (i) deleting the amount "$20,000,000" in clause (ii) of paragraph (b) and paragraph (c) thereof and substituting in lieu thereof "$32,000,000 from November 1, 1994 through the Termination Date" and (ii) deleting clause (A) in the second proviso of paragraph (b) thereof and substituting in lieu thereof "(A) not more than three hundred twenty (320) stores, in the aggregate, shall be closed pursuant to clauses (i), (ii) and
(iii) of this Section 9.09(b) from November 1, 1994 through the Termination Date."

          8. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):

          (i) The Agent shall have received counterparts of this Amendment which bear the signatures of the Borrowers, the Guarantor and the Required Lenders.

          (ii) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

          9.   Representations and Warranties.  Each of the
Borrowers and the Guarantor represents and warrants to the Lenders as follows:

               (a)  The execution, delivery and performance
by the Borrowers and the Guarantor of this Amendment and the performance by the Borrowers and the Guarantor of the Credit Agreement as amended hereby (i) have been duly authorized by all necessary corporate action and (ii) do not and will not contravene their organizational documents or any applicable law.

               (b) This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrowers and the Guarantor, enforceable against the Borrowers and the Guarantor in accordance with their terms.

               (c)  The representations and warranties
contained in Article VI of the Credit Agreement are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Potential Default, has occurred and is continuing on and as of the Effective Date.

          10.  Waivers and Consents.

               (a) The Lenders and the Agent hereby consent to the transfer of the Proceeds (as defined in the GOB Sales Agreement) into the GOB Sales Accounts, the Inventory Liquidator's security interest in the GOB Sales Accounts securing all sums due to the Inventory Liquidator under the GOB Sales Agreement and the use, transfer and retention of the Proceeds by the Inventory Liquidator, in each case pursuant to the terms of the GOB Sales Agreement and the GOB Sales Order.

               (b) The consents in this Section 10 shall be effective only in this specific instance and for the specific purposes set forth herein and do not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Related Document, which terms and conditions shall continue in full force and effect.

          11. Continued Effectiveness of Credit Agreement. Each of the Borrowers and the Guarantor hereby (i) confirms and agrees that each Related Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Related Document to "the Credit Agreement," "thereto," "thereof," "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement, as amended by this Amendment, and
(ii) confirms and agrees that to the extent that any such Related Document purports to assign or pledge to the Agent, or to grant to the Agent a security interest in or Lien on, any collateral as security for the Obligations of the Borrowers or the Guarantor from time to time existing in respect of the Credit Agreement and the Related Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

          12.  Miscellaneous.

               a.   This Amendment may be executed in any
number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

               b.   Section and paragraph headings herein
are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

               c. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New
York.

               d.   The Borrowers will pay on demand all
fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel, counsel to the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                           BORROWERS:

                           MERRY-GO-ROUND ENTERPRISES,
                           INC., as debtor and as debtor-in-
                           possession


                           By:       /s/ Isaac Kaufman
                              Name:  Isaac Kaufman
                              Title:  Chief Financial
                              Officer


                           MGR DISTRIBUTION CORPORATION, as
                           debtor and as debtor-in-
                           possession


                           By:       /s/ Isaac Kaufman
                              Name:  Isaac Kaufman
                              Title:  Secretary

                           GUARANTOR:

                           MGRR, INC., as debtor and as
                           debtor-in-possession


                           By:       /s/ Isaac Kaufman
                              Name:  Isaac Kaufman
                              Title:  Secretary


                           AGENT AND LENDER:

                           THE CIT GROUP/BUSINESS CREDIT,
                           INC.


                           By:       /s/ Anthony Vassallo
                              Name:  Anthony Vassallo
                              Title:  Assistant Vice
                              President


                           LENDERS:

                           THE BANK OF NEW YORK
                              COMMERCIAL CORPORATION


                           By:
                              Name:
                              Title:


                           CONGRESS FINANCIAL CORPORATION


                           By:       /s/ Janet S. Last
                              Name:  Janet S. Last
                              Title:  Assistant Vice
                              President

                           IBJ SCHRODER BANK & TRUST COMPANY


                           By:       /s/ Alfred J. Sconyi
                              Name:  Alfred J. Sconyi
                              Title:  Assistant Vice
                              President


                           LASALLE BUSINESS CREDIT, INC.


                           By:       /s/ Donald J. Flores
                              Name:  Donald J. Flores
                              Title:  Vice President


                           PNC BANK, NATIONAL ASSOCIATION


                           By:
                              Name:
                              Title:


                           STERLING NATIONAL BANK
                              & TRUST COMPANY OF NEW YORK


                           By:       /s/ Leonard Rudolph
                              Name:  Leonard Rudolph
                              Title:  Senior Vice President